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                                                    Deutsche Asset Management



Deutsche Banc Alex. Brown Cash Reserve Fund, Inc. - Institutional Shares Prime Series
Treasury Series
Tax-Free Series

Supplement dated March 30, 2001 to Prospectuses dated August 1, 2000

The following supplements the `Objectives and Strategies' section under the heading `Investment Summary: Prime Series' in the Prospectus:

The Prime Series may also invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies in accordance with applicable regulations. The Prime Series may invest only in non-affiliated money market mutual funds that maintain a `AAA' rating by a nationally recognized statistical rating agency.

The following supplements the `Objectives and Strategies' section under the heading `Investment Summary: Tax-Free Series' in the Fund's prospectus:

The Tax-Free Series may also invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are compatible with those of the Tax-Free Series. The Tax-Free Series may invest only in non-affiliated money market mutual funds that maintain a `AAA' rating by a nationally recognized statistical rating agency.




               Please Retain This Supplement for Future Reference



CUSIP:
014.470.405
014.470.868

                                                A Member of the
                                                Deutsche Bank Group (LOGO)